Exhibit 99.2

VEREIT®

Quarterly Supplemental Information

PETSMART
Walgreens
Walgreens
amazon

First Quarter 2017

VER LISTED NYSE

Discipline. Transparency. Consistency.

www.VEREIT.com

Q1 2017 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
March 31, 2017

See the Definitions section for a description of the Company's non-GAAP and operating metrics.

Q1 2017 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended March 31, 2017, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the three months ended March 31, 2017, September 30, 2016, June 30, 2016 and March 31, 2016. Effective January 1, 2017, the Company determined certain non-GAAP measures and operating metrics, which include portfolio metrics, should exclude the impact of properties owned by the Company for which as of the reporting date, (i) the related mortgage loan is in default, and (ii) management has made a decision to transfer the properties to the lender in connection with settling the mortgage note obligation ("Excluded Properties") to better reflect the ongoing operations of the Company. Excluded Properties at March 31, 2017, included one vacant office property and one vacant industrial property, comprising an aggregate of 578,000 square feet, which each secured a mortgage note payable, with aggregate Debt Outstanding of $41.8 million. The Company did not update data presented for prior periods as the impact on prior period non-GAAP measures, including AFFO and Normalized EBITDA, and operating metrics was immaterial.

Forward-Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2017 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; risks associated with pending government investigations and litigations related to VEREIT's previously disclosed audit committee investigation; the inability of Cole Capital to regain its prior level of capital raise; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.

Q1 2017 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

VEREIT is a full service real estate operating company that operates through two business segments, its real estate investment ("REI") segment and its investment management segment, Cole Capital® ("Cole Capital"). Through its REI segment, the Company owns and actively manages a diversified portfolio of retail, restaurant, office and industrial real estate properties primarily subject to long-term net leases with creditworthy tenants. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At March 31, 2017, approximately 41.6% of the Company's Annualized Rental Income was earned from Investment-Grade Tenants, Economic Occupancy Rate was 98.4% and the Weighted Average Remaining Lease Term was 9.6 years. Cole Capital is contractually responsible for raising capital for, managing the affairs of and identifying and making acquisitions and investments on behalf of non-listed REITs (the "Cole REITs") and other real estate programs sponsored by Cole Capital on a day-to-day basis. The Company receives compensation and reimbursement for services relating to the Cole REITs and other real estate programs' offerings and the investment, management, financing and disposition of their respective assets, as applicable. Cole Capital allows the Company to generate earnings without the corresponding need to invest capital in that business or incur balance sheet debt in order to fund or expand operations. Cole Capital also develops new REIT offerings and coordinates receipt of regulatory approvals from the SEC, the Financial Industry Regulatory Authority, Inc. and various blue sky jurisdictions for such offerings. At the appropriate time, Cole Capital recommends to each of the Cole REIT's respective board of directors an approach for providing investors with liquidity.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q1 2017 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	David B. Henry, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	Mary Hogan Preusse, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Richard J. Lieb, Independent Director

William C. Miller, Executive Vice President, Investment Management	Mark S. Ordan, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Eugene A. Pinover, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Julie G. Richardson, Independent Director

Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 5

Q1 2017 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016
Consolidated Financial Results
Revenue	$348,029	$351,869	$362,915	$371,019	$369,020
Net income (loss)	$14,790	$(118,223)	$30,246	$3,233	$(116,080)
Basic and diluted net income (loss) per share attributable to common stockholders and limited partners	$(0.00)	$(0.14)	$0.01	$(0.02)	$(0.15)
Normalized EBITDA	$273,345	$271,368	$285,906	$283,060	$288,607
FFO attributable to common stockholders and limited partners	$170,065	$53,541	$179,472	$184,174	$196,229
FFO attributable to common stockholders and limited partners per diluted share	$0.170	$0.054	$0.185	$0.198	$0.211
AFFO attributable to common stockholders and limited partners	$187,321	$170,567	$198,108	$180,107	$192,675
AFFO attributable to common stockholders and limited partners per diluted share	$0.188	$0.171	$0.205	$0.193	$0.207
Dividends declared per common share	$0.1375	$0.1375	$0.1375	$0.1375	$0.1375
Weighted-average shares outstanding - diluted	998,251,749	998,001,219	968,686,543	931,252,045	930,179,874

Real Estate Investments
Revenue	$320,898	$327,281	$331,846	$338,533	$337,787
Net income (loss)	$12,780	$13,988	$30,006	$2,167	$(115,534)
Normalized EBITDA	$265,411	$268,946	$277,593	$274,683	$282,243
FFO attributable to common stockholders and limited partners	$168,055	$185,752	$179,232	$183,108	$196,775
FFO attributable to common stockholders and limited partners per diluted share	$0.168	$0.186	$0.185	$0.197	$0.212
AFFO attributable to common stockholders and limited partners	$177,437	$179,804	$182,371	$177,599	$185,528
AFFO attributable to common stockholders and limited partners per diluted share	$0.178	$0.180	$0.188	$0.191	$0.199
Operating Properties	4,105	4,142	4,213	4,291	4,378
Rentable Square Feet (in thousands)	92,950	93,257	96,885	99,229	99,015
Economic Occupancy Rate	98.4%	98.3%	98.0%	97.7%	98.6%
Weighted Average Remaining Lease Term (years)	9.6	9.9	10.0	10.2	10.4
Investment-Grade Tenants (1)	41.6%	41.2%	41.5%	42.7%	42.1%

Cole Capital
Revenue	$27,131	$24,588	$31,069	$32,486	$31,233
Net income (loss)	$2,010	$(132,211)	$240	$1,066	$(546)
Normalized EBITDA	$7,934	$2,422	$8,313	$8,377	$6,364
FFO attributable to common stockholders and limited partners	$2,010	$(132,211)	$240	$1,066	$(546)
FFO attributable to common stockholders and limited partners per diluted share	$0.002	$(0.132)	$0.000	$0.001	$(0.001)
AFFO attributable to common stockholders and limited partners	$9,884	$(9,237)	$15,737	$2,508	$7,147
AFFO attributable to common stockholders and limited partners per diluted share	$0.010	$(0.009)	$0.016	$0.003	$0.008
Capital raised on behalf of Cole REITs, excluding DRIP	$66,718	$67,512	$136,381	$138,655	$144,620
Purchase price of property acquisitions on behalf of Cole REITs	$216,187	$173,086	$173,869	$211,178	$102,075
Assets Under Management	$7,481,884	$7,265,673	$7,131,400	$7,005,695	$6,827,885
___________________________________

(1)	The weighted average credit rating of our Investment-Grade Tenants was BBB+ as of March 31, 2017.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q1 2017 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016
Interest Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$68,123		$70,830		$76,511		$78,998		$77,542
Normalized EBITDA	273,345		271,368		285,906		283,060		288,607
Interest Coverage Ratio	4.01x		3.83x		3.74x		3.58x		3.72x

Fixed Charge Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$68,123		$70,830		$76,511		$78,998		$77,542
Secured debt principal amortization	8,993		6,076		5,734		5,168		8,449
Dividends attributable to preferred shares	17,973		17,973		17,973		17,973		17,973
Total fixed charges	95,089		94,879		100,218		102,139		103,964
Normalized EBITDA	273,345		271,368		285,906		283,060		288,607
Fixed Charge Coverage Ratio	2.87	x	2.86	x	2.85	x	2.77	x	2.78	x

	March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016
Net Debt Ratios
Adjusted Debt Outstanding (2)	$6,277,388		$6,400,896		$6,586,839		$8,514,700		$7,826,603
Less: cash and cash equivalents	285,586		256,452		116,618		1,029,620		104,450
Net Debt	5,991,802		6,144,444		6,470,221		7,485,080		7,722,153
Normalized EBITDA annualized	1,093,380		1,085,472		1,143,624		1,132,240		1,154,428
Net Debt to Normalized EBITDA annualized ratio	5.48	x	5.66	x	5.66	x	6.61	x	6.69	x

Net Debt	$5,991,802		$6,144,444		$6,470,221		$7,485,080		$7,722,153
Gross Real Estate Investments	15,367,137		15,507,082		15,815,333		16,085,149		16,247,476
Net Debt Leverage Ratio	39.0%		39.6%		40.9%		46.5%		47.5%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$10,319,871		$10,292,186		$10,394,146		$10,585,494		$10,612,483
Gross Real Estate Investments	15,367,137		15,507,082		15,815,333		16,085,149		16,247,476
Unencumbered Asset Ratio	67.2%		66.4%		65.7%		65.8%		65.3%
___________________________________

(1)	Refer to the Consolidated Statements of Operations section for interest expense calculated in accordance with GAAP.

(2)	Refer to the Consolidated Balance Sheets section for total debt calculated in accordance with GAAP.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 7

Q1 2017 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	53.6%

Secured debt	15.9%

Corporate bonds	14.2%

Preferred equity	6.8%

Convertible notes	6.3%

Unsecured term loan	3.2%

Fixed vs. Variable Rate Debt

Fixed	88.8%
Swapped to Fixed	11.0%
Variable	0.2%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	March 31, 2017
Diluted shares outstanding			1,001,135
Stock price			$8.49
Implied Equity Market Capitalization			$8,499,636

Series F Perpetual Preferred (2)		6.70%	$1,070,853

Mortgage notes payable (3)	4.6	4.90%	$2,511,566
Secured term loan	0.8	5.81%	15,822
Total secured debt	4.6	4.91%	$2,527,388

Unsecured credit facility (swapped to fixed)	1.2	3.25%	$500,000
2018 convertible notes	1.3	3.00%	597,500
2019 corporate bonds	1.9	3.00%	750,000
2020 convertible notes	3.7	3.75%	402,500
2021 corporate bonds	4.2	4.13%	400,000
2024 corporate bonds	6.9	4.60%	500,000
2026 corporate bonds	9.2	4.88%	600,000
Total unsecured debt	4.0	3.75%	$3,750,000

Total Adjusted Debt Outstanding	4.2	4.21%	$6,277,388

Total Capitalization			$15,847,877
Less: Cash and cash equivalents			285,586
Enterprise Value			$15,562,291

Net Debt/Enterprise Value			38.5%
Net Debt/Normalized EBITDA Annualized			5.48	x
Net Debt + Preferred/Normalized EBITDA Annualized			6.46	x
Fixed Charge Coverage Ratio			2.87	x
Liquidity (4)			$2,585,586
___________________________________
(1)Weighted average interest rate for variable rate debt represents the interest rate in effect as of March 31, 2017.
(2)Balance represents 42.8 million shares outstanding at March 31, 2017 multiplied by the liquidation preference of $25 per share.
(3)Omits two mortgage notes payable, each secured by an Excluded Property, with aggregate Debt Outstanding of $41.8 million and a weighted average interest rate of 10.29%.
(4)Liquidity represents cash and cash equivalents of $285.6 million and $2.3 billion available capacity on our revolving credit facility.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q1 2017 SUPPLEMENTAL INFORMATION

Business Model (unaudited)

$15.4 Billion
Book Value of Total Assets

	Retail (1)	Restaurants (1)
A full-service real estate operating company with investment management capability.	2,097 Properties	1,754 Properties

	Industrial & Distribution (1)	Office (1)
	150 Properties	94 Properties

$7.5 Billion

Assets Under Management

Open Offerings
Cole Capital is a combination of Cole Capital distribution and Cole Capital investment management. Cole Capital investment management is a shared resource model with VEREIT.	CCPT V(2) ● Income NAV(2) ● CCIT III(2)

Closed Offerings
CCIT II(2) ● CCPT IV(2) ● TIC & DST(2)

___________________________________

(1)	Omits two Excluded Properties, and 10 properties that consist of billboards, land and parking lots.

(2)	Defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q1 2017 SUPPLEMENTAL INFORMATION

Consolidated Balance Sheets (unaudited, in thousands)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Assets
Real estate investments, at cost:
Land	$2,868,447	$2,895,625	$2,946,105	$2,992,848	$3,058,879
Buildings, fixtures and improvements	10,630,598	10,644,296	10,800,316	10,956,605	11,161,327
Intangible lease assets	2,017,739	2,044,521	2,073,076	2,102,606	2,145,734
Total real estate investments, at cost	15,516,784	15,584,442	15,819,497	16,052,059	16,365,940
Less: accumulated depreciation and amortization	2,494,811	2,331,643	2,188,998	2,029,121	1,865,674
Total real estate investments, net	13,021,973	13,252,799	13,630,499	14,022,938	14,500,266
Investment in unconsolidated entities	45,145	46,077	24,711	22,435	23,445
Investment in direct financing leases, net	34,909	39,455	40,785	43,155	45,611
Investment securities, at fair value	42,630	47,215	48,098	48,347	48,162
Mortgage notes receivable, net	22,545	22,764	23,014	23,297	23,559
Cash and cash equivalents	285,586	256,452	116,618	1,029,620	104,450
Restricted cash	46,712	45,018	61,828	60,837	60,132
Intangible assets, net	20,464	24,609	30,849	37,088	43,327
Rent and tenant receivables and other assets, net	346,898	330,705	339,529	333,124	313,903
Goodwill	1,462,585	1,462,203	1,602,610	1,620,233	1,642,858
Due from affiliates	15,007	21,349	20,883	8,043	11,617
Real estate assets held for sale, net	12,081	38,928	118,396	159,394	26,282
Total assets	$15,356,535	$15,587,574	$16,057,820	$17,408,511	$16,843,612

Liabilities and Equity
Mortgage notes payable and other debt, net	$2,586,917	$2,671,106	$2,861,210	$2,938,072	$3,029,666
Corporate bonds, net	2,227,307	2,226,224	2,225,157	3,522,297	2,537,699
Convertible debt, net	976,031	973,340	970,691	968,059	965,469
Credit facility, net	497,148	496,578	496,008	1,045,872	1,269,731
Below-market lease liabilities, net	217,721	224,023	229,340	237,403	245,093
Accounts payable and accrued expenses	135,817	146,137	139,150	163,122	118,970
Deferred rent, derivative and other liabilities	68,196	68,039	89,154	84,486	88,997
Distributions payable	165,765	162,578	159,415	146,695	143,973
Due to affiliates	7	16	—	—	—
Total liabilities	6,874,909	6,968,041	7,170,125	9,106,006	8,399,598

Series F preferred stock	428	428	428	428	428
Common stock	9,742	9,741	9,742	9,048	9,048
Additional paid-in capital	12,642,099	12,640,171	12,637,049	11,934,864	11,932,859
Accumulated other comprehensive loss	(1,795)	(2,556)	(4,687)	(12,297)	(11,345)
Accumulated deficit	(4,338,029)	(4,200,423)	(3,933,092)	(3,810,341)	(3,671,050)
Total stockholders' equity	8,312,445	8,447,361	8,709,440	8,121,702	8,259,940
Non-controlling interests	169,181	172,172	178,255	180,803	184,074
Total equity	8,481,626	8,619,533	8,887,695	8,302,505	8,444,014
Total liabilities and equity	$15,356,535	$15,587,574	$16,057,820	$17,408,511	$16,843,612

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q1 2017 SUPPLEMENTAL INFORMATION

Consolidated Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenues:
Rental income	$293,739	$299,231	$303,383	$311,352	$313,971
Direct financing lease income	433	457	494	535	569
Operating expense reimbursements	26,726	27,593	27,969	26,646	23,247
Cole Capital revenue	27,131	24,588	31,069	32,486	31,233
Total revenues	348,029	351,869	362,915	371,019	369,020
Operating expenses:
Cole Capital reallowed fees and commissions	2,660	2,234	5,897	6,975	8,068
Acquisition-related	617	948	90	41	242
Litigation, merger and other non-routine costs, net of insurance recoveries	12,875	1,512	4,630	2,917	(5,175)
Property operating	34,016	36,596	34,820	38,199	34,813
General and administrative	29,148	44,353	29,761	33,094	29,400
Depreciation and amortization	183,152	191,360	195,173	197,345	204,308
Impairments	6,725	127,537	6,872	8,825	160,517
Total operating expenses	269,193	404,540	277,243	287,396	432,173
Operating income (loss)	78,836	(52,671)	85,672	83,623	(63,153)
Other (expense) income:
Interest expense	(73,743)	(74,613)	(79,869)	(82,468)	(80,426)
(Loss) gain on extinguishment and forgiveness of debt, net	(70)	980	(2,003)	252	—
Other income, net	798	2,013	1,744	1,216	1,062
Equity in (loss) income and gain on disposition of unconsolidated entities	(82)	(903)	212	70	10,404
Gain (loss) on derivative instruments, net	824	2,095	(2,023)	(177)	(1,086)
Total other expenses, net	(72,273)	(70,428)	(81,939)	(81,107)	(70,046)
Income (loss) before taxes and real estate dispositions	6,563	(123,099)	3,733	2,516	(133,199)
Gain (loss) on disposition of real estate, net	12,481	(199)	28,111	437	17,175
Income (loss) before taxes	19,044	(123,298)	31,844	2,953	(116,024)
(Provision for) benefit from income taxes	(4,254)	5,075	(1,598)	280	(56)
Net income (loss)	14,790	(118,223)	30,246	3,233	(116,080)
Net (income) loss attributable to non-controlling interests	(352)	2,805	(751)	(87)	2,994
Net income (loss) attributable to the General Partner	$14,438	$(115,418)	$29,495	$3,146	$(113,086)

Basic and diluted net (loss) income per share attributable to common stockholders and limited partners	$(0.00)	$(0.14)	$0.01	$(0.02)	$(0.15)

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q1 2017 SUPPLEMENTAL INFORMATION

Consolidated FFO and AFFO (unaudited, in thousands, except share and per share data)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net income (loss)	$14,790	$(118,223)	$30,246	$3,233	$(116,080)
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,973)	(17,973)
(Gain) loss on disposition of real estate assets and interest in joint venture, net	(12,481)	199	(28,111)	(437)	(27,373)
Depreciation and amortization of real estate assets	178,295	182,190	187,898	190,236	195,991
Impairment of real estate	6,725	6,606	6,872	8,825	160,517
Proportionate share of adjustments for unconsolidated entities	709	742	540	290	1,147
FFO attributable to common stockholders and limited partners	$170,065	$53,541	$179,472	$184,174	$196,229

Acquisition-related expenses	617	948	90	41	242
Litigation, merger and other non-routine costs, net of insurance recoveries	12,875	1,512	4,630	2,917	(5,175)
Impairment of intangible assets	—	120,931	—	—	—
(Gain) loss on derivative instruments, net	(824)	(2,095)	2,023	177	1,086
Amortization of premiums and discounts on debt and investments, net	(847)	(2,684)	(3,553)	(4,030)	(4,426)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,305	1,220	1,632	1,248	1,296
Net direct financing lease adjustments	621	544	571	590	559
Amortization and write-off of deferred financing costs	6,347	6,417	6,878	7,461	7,307
Amortization of management contracts	4,146	6,240	6,240	6,240	7,451
Deferred tax expense (benefit)(1)	1,649	(9,203)	6,941	(6,417)	(1,457)
Loss (gain) on extinguishment and forgiveness of debt, net	70	(980)	2,003	(252)	—
Straight-line rent, net of bad debt expense related to straight-line rent	(12,797)	(13,163)	(12,319)	(15,663)	(13,045)
Equity-based compensation expense	3,111	3,631	2,588	2,779	1,730
Other amortization and non-cash charges	634	2,873	929	751	743
Proportionate share of adjustments for unconsolidated entities	55	835	(17)	91	135
Adjustment for Excluded Properties	294	—	—	—	—
AFFO attributable to common stockholders and limited partners	$187,321	$170,567	$198,108	$180,107	$192,675

Weighted-average shares outstanding - basic	973,849,610	973,681,227	943,480,170	904,107,378	903,825,726
Limited Partner OP Units and effect of dilutive securities (2)	24,402,139	24,319,992	25,206,373	27,144,667	26,354,148
Weighted-average shares outstanding - diluted (3)	998,251,749	998,001,219	968,686,543	931,252,045	930,179,874

FFO attributable to common stockholders and limited partners per diluted share (4)	$0.170	$0.054	$0.185	$0.198	$0.211
AFFO attributable to common stockholders and limited partners per diluted share (4)	$0.188	$0.171	$0.205	$0.193	$0.207
___________________________________

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.

(2)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(4)	Refer to the Consolidated Statements of Operations section for basic and diluted net loss per share attributable to common stockholders.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 12

Q1 2017 SUPPLEMENTAL INFORMATION

Consolidated EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net income (loss)	$14,790	$(118,223)	$30,246	$3,233	$(116,080)
Adjustments:
Interest expense	73,743	74,613	79,869	82,468	80,426
Depreciation and amortization	183,152	191,360	195,173	197,345	204,308
Provision for (benefit from) income taxes	4,254	(5,075)	1,598	(280)	56
Proportionate share of adjustments for unconsolidated entities	1,246	1,299	959	554	1,822
EBITDA	$277,185	$143,974	$307,845	$283,320	$170,532
(Gain) loss on disposition of real estate assets, including joint ventures, net	(12,481)	199	(28,111)	(437)	(27,373)
Impairments	6,725	127,537	6,872	8,825	160,517
Acquisition-related expenses	617	948	90	41	242
Litigation, merger and other non-routine costs, net of insurance recoveries	12,875	1,512	4,630	2,917	(5,175)
(Gain) loss on derivative instruments, net	(824)	(2,095)	2,023	177	1,086
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,305	1,220	1,632	1,248	1,296
Loss (gain) on extinguishment and forgiveness of debt, net	70	(980)	2,003	(252)	—
Net direct financing lease adjustments	621	544	571	590	559
Straight-line rent, net of bad debt expense related to straight-line rent	(12,797)	(13,163)	(12,319)	(15,663)	(13,045)
Program development costs write-off	—	11,054	845	2,377	—
Other amortization and non-cash charges	861	(107)	(139)	(157)	(126)
Proportionate share of adjustments for unconsolidated entities	(48)	725	(36)	74	94
Adjustment for Excluded Properties	(764)	—	—	—	—
Normalized EBITDA	$273,345	$271,368	$285,906	$283,060	$288,607

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Real Estate Investments

THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE
Walmart
Pizza Hut
TACO BELL
FAMILY DOLLAR
2360 RED LION ROAD
T.J.maxx

www.VEREIT.com

VEREIT

Quarterly Supplemental Information
First Quarter 2017

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q1 2017 SUPPLEMENTAL INFORMATION

Statements of Operations - REI Segment (unaudited, in thousands)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenues:
Rental income	$293,739	$299,231	$303,383	$311,352	$313,971
Direct financing lease income	433	457	494	535	569
Operating expense reimbursements	26,726	27,593	27,969	26,646	23,247
Total real estate investment revenues	320,898	327,281	331,846	338,533	337,787
Operating expenses:
Acquisition-related	617	923	90	27	217
Litigation, merger and other non-routine costs, net of insurance recoveries	12,875	1,512	4,630	2,917	(5,175)
Property operating	34,016	36,596	34,820	38,199	34,813
General and administrative	12,560	13,267	12,069	13,701	12,228
Depreciation and amortization	178,297	182,190	187,897	190,236	195,991
Impairment of real estate	6,725	6,606	6,872	8,825	160,517
Total operating expenses	245,090	241,094	246,378	253,905	398,591
Operating income (loss)	75,808	86,187	85,468	84,628	(60,804)
Other (expense) income:
Interest expense	(73,743)	(74,613)	(79,869)	(82,468)	(80,426)
(Loss) gain on extinguishment and forgiveness of debt	(70)	980	(2,003)	252	—
Other income, net	670	1,856	1,649	1,216	568
Equity in (loss) income and gain on disposition of unconsolidated entities	(82)	(903)	212	70	10,404
Gain (loss) on derivative instruments, net	824	2,095	(2,023)	(177)	(1,086)
Total other expenses, net	(72,401)	(70,585)	(82,034)	(81,107)	(70,540)
Income (loss) before taxes and real estate dispositions	3,407	15,602	3,434	3,521	(131,344)
Gain (loss) on disposition of real estate, net	12,481	(199)	28,111	437	17,175
Income (loss) before taxes	15,888	15,403	31,545	3,958	(114,169)
Provision for income taxes	(3,108)	(1,415)	(1,539)	(1,791)	(1,365)
Net income (loss)	$12,780	$13,988	$30,006	$2,167	$(115,534)

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q1 2017 SUPPLEMENTAL INFORMATION

FFO and AFFO - REI Segment (unaudited, in thousands, except share and per share data)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net income (loss)	$12,780	$13,988	$30,006	$2,167	$(115,534)
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,973)	(17,973)
(Gain) loss on disposition of real estate assets and interest in joint venture, net	(12,481)	199	(28,111)	(437)	(27,373)
Depreciation and amortization of real estate assets	178,295	182,190	187,898	190,236	195,991
Impairment of real estate	6,725	6,606	6,872	8,825	160,517
Proportionate share of adjustments for unconsolidated entities	709	742	540	290	1,147
FFO attributable to common stockholders and limited partners	$168,055	$185,752	$179,232	$183,108	$196,775

Acquisition-related expenses	617	923	90	27	217
Litigation and other non-routine costs, net of insurance recoveries	12,875	1,512	4,630	2,917	(5,175)
(Gain) loss on derivative instruments, net	(824)	(2,095)	2,023	177	1,086
Amortization of premiums and discounts on debt and investments, net	(847)	(2,684)	(3,553)	(4,030)	(4,426)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,305	1,220	1,632	1,248	1,296
Net direct financing lease adjustments	621	544	571	590	559
Amortization and write-off of deferred financing costs	6,347	6,417	6,878	7,461	7,307
Loss (gain) on extinguishment and forgiveness of debt, net	70	(980)	2,003	(252)	—
Straight-line rent, net of bad debt expense related to straight-line rent	(12,797)	(13,163)	(12,319)	(15,663)	(13,045)
Equity-based compensation expense	1,664	1,523	1,201	1,925	799
Other amortization and non-cash charges	2	—	—	—	—
Proportionate share of adjustments for unconsolidated entities	55	835	(17)	91	135
Adjustment for Excluded Properties	294	—	—	—	—
AFFO attributable to common stockholders and limited partners	$177,437	$179,804	$182,371	$177,599	$185,528

Weighted-average shares outstanding - basic	973,849,610	973,681,227	943,480,170	904,107,378	903,825,726
Limited Partner OP Units and effect of dilutive securities (1)	24,402,139	24,319,992	25,206,373	27,144,667	26,354,148
Weighted-average shares outstanding - diluted (2)	998,251,749	998,001,219	968,686,543	931,252,045	930,179,874

FFO attributable to common stockholders and limited partners per diluted share	$0.168	$0.186	$0.185	$0.197	$0.212
AFFO attributable to common stockholders and limited partners per diluted share	$0.178	$0.180	$0.188	$0.191	$0.199
___________________________________

(1)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(2)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q1 2017 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - REI Segment (unaudited, in thousands)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net income (loss)	$12,780	$13,988	$30,006	$2,167	$(115,534)
Adjustments:
Interest expense	73,743	74,613	79,869	82,468	80,426
Depreciation and amortization	178,297	182,190	187,897	190,236	195,991
Provision for income taxes	3,108	1,415	1,539	1,791	1,365
Proportionate share of adjustments for unconsolidated entities	1,246	1,299	959	554	1,822
EBITDA	$269,174	$273,505	$300,270	$277,216	$164,070
(Gain) loss on disposition of real estate assets and interest in joint venture, net	(12,481)	199	(28,111)	(437)	(27,373)
Impairment of real estate assets	6,725	6,606	6,872	8,825	160,517
Acquisition-related expenses	617	923	90	27	217
Litigation, merger and other non-routine costs, net of insurance recoveries	12,875	1,512	4,630	2,917	(5,175)
(Gain) loss on derivative instruments, net	(824)	(2,095)	2,023	177	1,086
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,305	1,220	1,632	1,248	1,296
Loss (gain) on extinguishment and forgiveness of debt, net	70	(980)	2,003	(252)	—
Net direct financing lease adjustments	621	544	571	590	559
Straight-line rent, net of bad debt expense related to straight-line rent	(12,797)	(13,163)	(12,319)	(15,663)	(13,045)
Other amortization and non-cash charges	938	(50)	(32)	(39)	(3)
Proportionate share of adjustments for unconsolidated entities	(48)	725	(36)	74	94
Adjustment for Excluded Properties	(764)	—	—	—	—
Normalized EBITDA	$265,411	$268,946	$277,593	$274,683	$282,243

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q1 2017 SUPPLEMENTAL INFORMATION

Net Operating Income - REI Segment (unaudited, dollars in thousands)

REI Segment NOI and Cash NOI

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Rental income - as reported(1)	$293,739	$299,231	$303,383	$311,352	$313,971
Direct financing lease income - as reported	433	457	494	535	569
Operating expense reimbursements - as reported	26,726	27,593	27,969	26,646	23,247
Property operating expense - as reported	(34,016)	(36,596)	(34,820)	(38,199)	(34,813)
NOI	286,882	290,685	297,026	300,334	302,974
Adjustments:
Straight-line rent, net of bad debt expense related to straight-line rent	(12,797)	(13,163)	(12,319)	(15,663)	(13,045)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,305	1,220	1,632	1,248	1,296
Net direct financing lease adjustments	621	544	571	590	559
Adjustment for Excluded Properties	(780)	—	—	—	—
Cash NOI	$275,231	$279,286	$286,910	$286,509	$291,784
___________________________________

(1)
Rental income includes percentage rent of $2.0 million, $1.3 million, $1.2 million, $1.7 million and $2.5 million for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

Normalized Cash NOI

Three Months Ended
March 31, 2017
Cash NOI	$275,231
Adjustments for intra-quarter acquisitions, dispositions and completed build-to-suit properties (1)	(1,424)
Normalized Cash NOI	$273,807
___________________________________

(1)
For properties acquired or build-to-suits completed during the three months ended March 31, 2017, the adjustment eliminates Cash NOI for such properties and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. For properties disposed of during the three months ended March 31, 2017, the adjustment eliminates Cash NOI for the period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q1 2017 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include Operating Properties that were owned for the entirety of both the current and prior reporting periods, except for properties that during the current or prior year were under development or redevelopment. The following tables show the Company's same store portfolio statistics, which included 4,071(1) properties, with 90.9 million aggregate square feet, acquired prior to January 1, 2016 and owned through March 31, 2017:

	Three Months Ended March 31,		Increase/(Decrease)
	2017	2016	$ Change	% Change
Contract Rental Revenue	$275,153	$275,959	$(806)	(0.3)%
Economic Occupancy Rate	98.3%	99.4%	N/A	N/A

		Contract Rental Revenue
	Number of	Three Months Ended March 31,		Increase/(Decrease)
	Properties	2017	2016	$ Change	% Change
Retail	2,068	$109,878	$109,908	$(30)	—%
Restaurant	1,755	61,689	62,028	(339)	(0.5)%	(3)
Industrial and distribution	145	43,567	43,518	49	0.1%
Office	93	59,886	60,374	(488)	(0.8)%	(4)
Other (2)	10	133	131	2	1.5%
Total	4,071	$275,153	$275,959	$(806)	(0.3)%	(5)
___________________________________

(1)	Development and expansion properties are included in the same store population if the placed in service date was prior to January 1, 2016.

(2)	Other properties include billboards, land and parking lots.

(3)
Ovation Brands, Inc. filed for chapter 11 bankruptcy on March 7, 2016. Excluding the impact of Ovation Brands, Inc., restaurant same store Contract Rental Revenue increased 0.5% during the three months ended March 31, 2017, as compared to the same quarter in 2016.

(4)
Two office leases were renewed and provided for abated rent during the three months ended March 31, 2017. Excluding the impact of the rent abatements, office same store Contract Rental Revenue increased 1.0% during the three months ended March 31, 2017, as compared to the same quarter in 2016.

(5)
Excluding the impact of Ovation Brands, Inc. and the office rent abatements, total same store Contract Rental Revenue increased 0.3% during the three months ended March 31, 2017, as compared to the same quarter in 2016.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q1 2017 SUPPLEMENTAL INFORMATION

Debt Outstanding and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	Remaining 2017	2018	2019	2020	2021	2022	2023	Thereafter
Mortgage notes payable (1)	$2,511,566	$298,591	$108,694	$228,107	$280,668	$356,849	$319,036	$227,861	$691,760
Unsecured credit facility	500,000	—	500,000	—	—	—	—	—	—
Corporate bonds	2,250,000	—	—	750,000	—	400,000	—	—	1,100,000
Convertible notes	1,000,000	—	597,500	—	402,500	—	—	—	—
Secured term loan	15,822	2,555	13,267	—	—	—	—	—	—
Total Adjusted Debt Outstanding	$6,277,388	$301,146	$1,219,461	$978,107	$683,168	$756,849	$319,036	$227,861	$1,791,760

Debt Type	Percentage of Debt Outstanding	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable (1)	40.0%	4.90%	4.6
Unsecured credit facility	8.0%	3.25%	1.2
Corporate bonds	35.8%	4.06%	5.3
Convertible notes	15.9%	3.30%	2.3
Secured term loan	0.3%	5.81%	0.8
Total	100.0%	4.21%	4.2

Debt Type	Percentage of Debt Outstanding	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	59.7%	3.75%	4.0
Total secured debt	40.3%	4.91%	4.6
Total	100.0%	4.21%	4.2

Total fixed-rate debt (2)	99.8%	4.21%	4.2
Total variable-rate debt	0.2%	3.84%	0.4
Total	100.0%	4.21%	4.2

Preferred Equity	Balance (3)	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,070,853	100.00%	6.7%
___________________________________
(1) Omits two mortgage notes payable, each secured by an Excluded Property, with aggregate Debt Outstanding of $41.8 million and a weighted average interest rate of 10.29%.
(2) Includes $688.7 million of variable-rate debt with its interest rate fixed by way of an interest rate swap agreement.
(3) Balance represents 42.8 million shares outstanding at March 31, 2017 multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q1 2017 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

___________________________________
(1) Omits two mortgage notes payable, each secured by an Excluded Property, with aggregate Debt Outstanding of $41.8 million and a weighted average interest rate of 10.29%.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q1 2017 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity		Adjusted Debt Outstanding As Of March 31, 2017	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	01/06/24		$465,000	4.97%		4.97%	I/O
Cantor Commercial Real Estate Lending, L.P.	01/06/24		155,000	4.97%		4.97%	I/O
Wells Fargo Bank, National Association	01/01/18		130,901	5.61%		5.61%	P&I
JPMorgan Chase Bank, N.A.	09/01/20	(3)	98,151	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	03/01/23	(3)	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	07/01/22	(3)	68,110	4.54%		4.54%	I/O
Wells Fargo Bank, National Association	01/01/23	(3)	66,000	4.24%		4.24%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	06/06/20		62,227	5.73%		5.73%	P&I
Wells Fargo Bank, National Association	05/01/21		60,450	5.54%		5.54%	I/O
PNC Bank, National Association	01/01/19		59,500	4.10%		4.10%	I/O
Citigroup Global Markets Realty Corp	05/06/22		54,300	6.05%		6.05%	I/O
Capital One, N.A.	11/20/19		51,400	1mo. Libor + 1.95%	(4)	3.27%	I/O through 11/01/2017, then P&I
American General Life Insurance Company	11/01/21		51,250	5.25%		5.25%	I/O
JPMorgan Chase Bank, N.A.	05/01/21		46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	05/06/21	(3)	46,670	5.92%		5.92%	I/O
US Bank National Association	11/11/32	(3)	42,750	7.73%		7.73%	P&I
People's United Bank	04/01/21		41,985	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	06/01/22	(3)	41,000	4.73%		4.73%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	01/01/23		40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	06/01/20		40,667	5.71%		5.71%	P&I
JPMorgan Chase Bank, N.A.	11/01/19	(3)	38,500	4.10%		4.10%	I/O
JPMorgan Chase Bank, N.A.	11/01/17		38,315	6.34%		6.34%	I/O
The Royal Bank of Scotland Plc	01/01/21		34,000	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/06/20		31,500	5.25%		5.25%	I/O
Oritani Bank	05/01/24		30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/06/20		30,000	5.25%		5.25%	I/O
Jackson National Life Insurance Company	10/01/18	(3)	29,450	4.25%		4.25%	I/O
German American Capital Corporation	10/06/22	(3)	29,160	4.48%		4.48%	I/O
German American Capital Corporation	10/06/22	(3)	28,440	4.48%		4.48%	I/O
BOKF, NA dba Bank of Texas	07/31/17		28,350	1mo. Libor + 2.20%	(4)	3.28%	I/O
BOKF, NA dba Bank of Oklahoma	07/29/18		28,211	1mo. Libor + 2.75%	(4)	4.10%	P&I
PNC Bank, National Association	06/01/22		27,750	4.22%		4.22%	I/O
GS Commercial Real Estate LP	08/06/19	(3)	27,725	4.73%		4.73%	I/O
PNC Bank, National Association	09/01/22		27,476	4.00%		4.00%	P&I
Jackson National Life Insurance Company	07/01/19		27,200	3.10%		3.10%	I/O
Bank of America, N.A.	09/01/17		23,448	5.28%		5.28%	P&I
John Hancock Life Insurance Company	10/03/22		22,500	4.04%		4.04%	I/O
BOKF, NA dba Bank of Texas	12/31/18		21,766	1mo. Libor + 1.80%	(4)	3.57%	I/O
Aviva Life and Annuity Company	07/01/21		19,600	5.02%		5.02%	I/O through 07/01/2019, then P&I
The Variable Annuity Life Insurance Company	01/01/23		19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	05/10/21		19,513	5.67%		5.67%	I/O

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q1 2017 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity		Adjusted Debt Outstanding As Of March 31, 2017		Coupon Rate		Effective Rate (1)	Payment Terms (2)
German American Capital Corp	06/06/22		$19,067		4.60%		4.60%	P&I
Oritani Bank	05/01/24		18,889		3.25%		3.25%	I/O through 05/01/2019, then P&I
The Royal Bank of Scotland Plc	03/01/21		18,100		5.88%		5.88%	I/O
BOKF, NA dba Bank of Texas	07/31/17		16,555		1mo. Libor + 2.20%	(4)	3.28%	I/O
JPMorgan Chase Bank, National Association	05/01/21	(3)	15,689		5.54%		5.54%	P&I
Oritani Bank	01/01/23		15,000		3.75%		3.75%	I/O through 01/01/2018, then P&I
BOKF, NA dba Bank of Texas	12/31/18		14,150		1mo. Libor + 1.80%	(4)	3.57%	I/O
Amegy Bank, National Association	08/19/17		13,660		1mo. Libor + 2.95%	(4)	3.79%	P&I
BOKF, NA dba Bank of Texas	12/31/20		13,420		1mo. Libor + 1.85%	(4)	4.25%	I/O
BOKF, NA dba Bank of Texas	07/13/17		12,725		1mo. Libor + 2.25%	(4)	3.43%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	09/06/17		12,270		3.70%		3.70%	I/O
JPMorgan Chase Bank, N.A.	07/01/20		11,131		5.50%		5.50%	P&I
40/86 Mortgage Capital, Inc.	01/01/19		10,050		5.00%		5.00%	I/O
Monumental Life Insurance Company	04/01/23		9,462		3.95%		3.95%	P&I
Transamerica Life Insurance Company	08/01/30		7,000		5.57%		5.57%	P&I
US Bank National Association	05/11/17		6,262		5.45%		5.45%	I/O
Transamerica Life Insurance Company	08/01/30		6,240		5.32%		5.32%	P&I
Customers Bank	08/16/17		5,500		3.63%		3.63%	I/O
Bear Stearns Commercial Mortgage, Inc.	09/01/17		1,678		5.88%		5.88%	I/O
BOKF, NA dba Bank of Texas	04/12/18		1,562		1mo. Libor + 2.45%	(4)	3.39%	I/O
Capital Lease Funding, LLC	07/15/18		1,404		7.20%		7.20%	P&I
US Bank National Association	04/15/19		1,035		5.40%		5.40%	P&I
BOKF, NA dba Bank of Texas	04/12/18		562		1mo. Libor + 2.45%	(4)	3.39%	I/O
Transamerica Life Insurance Company	08/01/30		355		5.93%		5.93%	P&I
			$2,511,566	(5)			4.90%
___________________________________

(1)	Represents interest rate in effect at March 31, 2017. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.

(2)	I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.

(3)
The maturity date shown represents the anticipated maturity date of the loan as specified in the loan agreement. Should the loan not be repaid at the anticipated maturity date, the applicable interest rate will increase as specified in the loan agreement.

(4)	Variable-rate loan fixed by way of interest rate swap agreement.

(5)	Omits two mortgage notes payable, each secured by an Excluded Property, with aggregate Debt Outstanding of $41.8 million and weighted average interest rate of 10.29%.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q1 2017 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that the Company is in compliance with the financial covenants and are not measures of our liquidity or performance. As of March 31, 2017, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	March 31, 2017
Minimum tangible net worth	≥ $5.5B	$9.5B
Ratio of total indebtedness to total asset value	≤ 60%	38.1%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	2.84x
Ratio of secured indebtedness to total asset value	≤ 45%	14.4%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	33.7%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	4.77x
Minimum unencumbered asset value	≥ $8.0B	$10.3B

Corporate Bond Key Covenants	Required	March 31, 2017
Limitation on incurrence of total debt	≤ 65%	39.2%
Limitation on incurrence of secured debt	≤ 40%	16.1%
Debt service coverage	≥ 1.5x	4.14x
Maintenance of total unencumbered assets	≥ 150%	292.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q1 2017 SUPPLEMENTAL INFORMATION

Acquisitions and Dispositions (unaudited, square feet and dollars in thousands)

Acquisitions
The following table summarizes the Company's property acquisition activity during the three months ended March 31, 2017.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (1)	Weighted Average Cash Cap Rate	Purchase Price
Operating Properties
Retail	15	97	17.2	7.0%	$35,110
Industrial and distribution	1	1,010	9.4	7.1%	46,000
Total Operating Properties	16	1,107	12.8	7.1%	$81,110

Fee Simple Land (2)	N/A	N/A	N/A	5.5%	$20,364
Total Purchase Price					$101,474

Dispositions
The following table summarizes the Company's property disposition activity and the related gains/losses during the three months ended March 31, 2017.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (3)	Weighted Average Cash Cap Rate (4)		Sale Price		Gain (Loss)
Retail	4	60	13.2	6.3%		$20,112		$1,505
Office	5	368	6.0	9.3%		32,909		6,914
Industrial and distribution	1	84	7.5	7.7%		9,725		522
Red Lobster - GGC Participation #1 (5)	14	109	22.1	7.0%		57,624		6,919
Red Lobster/Olive Garden - Canada	18	135	21.0	7.2%	(8)	71,127	(8)	(4,824)
Other restaurants	4	18	6.4	9.8%		4,271		374
Vacant (6)	3	60	N/A	N/A		3,400		732
Other (7)	1	9	N/A	N/A		—		339
Total dispositions	50	843	16.8	7.3%		$199,168		$12,481
Held for sale assets								—
Total gain on disposition of real estate, net								$12,481
___________________________________

(1)	Represents the remaining lease term from the date of acquisition.

(2)	During the quarter, we purchased the fee interest in three properties in which we held the leasehold interest for $20.4 million.

(3)	Represents the remaining lease term from the date of sale.

(4)	Excludes certain properties' cash cap rates considered not meaningful due to factors such as physical and economic vacancy or short remaining lease terms.

(5)
The Red Lobster properties were sold under an agreement with the tenant, under which the tenant received a portion of the sales proceeds. The sales price and cash cap rate presented are based on our proceeds after making the participation payment to the tenant. The cash cap rate on the gross sales price of $67.3M was 6.0%.

(6)	Includes two restaurant properties and one industrial property.

(7)
Represents one property relinquished to the ground lessor upon termination of the ground lease. Gain (loss) amounts also include partial condemnations or easements related to certain properties, and post-closing adjustments.

(8)
The NOI used to calculate Cash Cap Rate for the Red Lobster/Olive Garden - Canada Portfolio was reduced by the estimated annual Canadian corporate income taxes of $1.1M and the sale price was reduced for the Canadian tax on the gain on sale of $1.7 million. Excluding these reductions would result in a weighted average cash cap rate for these properties of 8.5%.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q1 2017 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

___________________________________________________
___________________________________________________

___________________________________________________
___________________________________________________

Statistics (square feet in thousands)

Operating Properties	4,105
Rentable Square Feet	92,950
Economic Occupancy Rate	98.4%
Weighted Average Remaining Lease Term	9.6
Investment-Grade Tenants	41.6%
Flat leases	21.5%
NNN leases	61.9%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q1 2017 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	26	2,291	2.5%	$85,138	7.4%	B-
Family Dollar	192	3,485	3.8%	38,380	3.3%	BB+
Walgreens	104	1,506	1.6%	37,881	3.3%	BBB
Dollar General	404	3,741	4.0%	34,246	3.0%	BBB
FedEx	47	3,299	3.6%	31,982	2.8%	BBB
CVS	97	1,378	1.5%	31,157	2.7%	BBB+
Albertson's	33	1,923	2.1%	23,633	2.0%	B+
BJ's Wholesale Club	3	2,223	2.4%	19,585	1.7%	B-
Citizens Bank	170	823	0.9%	19,379	1.7%	A-
AON	8	1,203	1.3%	18,154	1.6%	A-
Total	1,084	21,872	23.7%	$339,535	29.5%

Tenant Industry Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	349	4,875	5.2%	$168,126	14.6%
Manufacturing	61	17,874	19.2%	118,841	10.3%
Restaurants - Quick Service	841	3,390	3.7%	100,692	8.7%
Retail - Discount	624	10,118	10.9%	91,337	7.9%
Retail - Pharmacy	241	3,592	3.9%	82,791	7.2%
Retail - Grocery & Supermarket	86	5,490	5.9%	58,315	5.1%
Finance	289	2,698	2.9%	57,918	5.0%
Professional Services	63	4,057	4.4%	56,626	4.9%
Retail - Home & Garden	101	7,191	7.7%	51,708	4.5%
Logistics	51	4,120	4.4%	39,512	3.4%
Total	2,706	63,405	68.2%	$825,866	71.6%

Geographic Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	563	11,175	12.0%	$157,388	13.6%
Illinois	163	5,190	5.6%	71,223	6.2%
Florida	257	4,577	4.9%	65,651	5.7%
Pennsylvania	159	5,509	5.9%	55,872	4.8%
Ohio	279	6,675	7.2%	55,418	4.8%
California	77	3,801	4.1%	50,943	4.4%
Georgia	193	3,860	4.2%	45,302	3.9%
Indiana	135	4,829	5.2%	40,833	3.5%
North Carolina	168	3,655	3.9%	37,911	3.3%
New Jersey	35	1,668	1.8%	36,072	3.1%
Total	2,029	50,939	54.8%	$616,613	53.3%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q1 2017 SUPPLEMENTAL INFORMATION

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	105	4,710	5.1%	$62,714	5.4%
Dallas, TX	114	3,810	4.1%	56,320	4.9%
Houston, TX	92	2,606	2.8%	30,138	2.6%
Atlanta, GA	91	2,770	3.0%	28,462	2.5%
Philadelphia, PA	50	2,007	2.2%	27,956	2.4%
New York, NY	25	1,132	1.2%	25,492	2.2%
Boston, MA	28	1,819	2.0%	24,980	2.2%
Phoenix, AZ	48	1,163	1.3%	22,280	1.9%
Washington, DC	25	625	0.7%	17,676	1.5%
Indianapolis, IN	39	1,602	1.7%	16,008	1.4%
Total	617	22,244	24.1%	$312,026	27.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q1 2017 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	26	2,291	2.5%	$85,138	7.4%	B-
Family Dollar	192	3,485	3.8%	38,380	3.3%	BB+
Walgreens	104	1,506	1.6%	37,881	3.3%	BBB
Dollar General	404	3,741	4.0%	34,246	3.0%	BBB
FedEx	47	3,299	3.6%	31,982	2.8%	BBB
CVS	97	1,378	1.5%	31,157	2.7%	BBB+
Albertson's	33	1,923	2.1%	23,633	2.0%	B+
BJ's Wholesale Club	3	2,223	2.4%	19,585	1.7%	B-
Citizens Bank	170	823	0.9%	19,379	1.7%	A-
AON	8	1,203	1.3%	18,154	1.6%	A-
Petsmart	12	858	0.9%	17,619	1.5%	B+
Goodyear	10	4,728	5.1%	16,550	1.4%	BB
L.A. Fitness	19	826	0.9%	15,991	1.4%	B+
Tractor Supply	58	1,213	1.3%	15,709	1.4%	NR
Amazon	3	3,048	3.3%	14,159	1.2%	AA-
Advance Auto Parts	106	736	0.8%	12,099	1.0%	BBB-
Total	1,292	33,281	36.0%	$431,662	37.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q1 2017 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	5	430	0.6%	$4,054	0.4%
Agricultural	2	138	0.1%	1,245	0.1%
Education	5	219	0.3%	2,152	0.2%
Entertainment & Recreation	22	916	1.0%	18,095	1.6%
Finance	289	2,698	2.9%	57,918	5.0%
Government & Public Services	21	899	1.0%	18,541	1.6%
Healthcare	10	1,055	1.1%	16,485	1.3%
Information & Communication	12	507	0.5%	7,767	0.7%
Insurance	12	1,345	1.4%	26,404	2.3%
Logistics	51	4,120	4.4%	39,512	3.4%
Manufacturing	61	17,874	19.2%	118,841	10.3%
Mining & Natural Resources	5	731	0.8%	14,560	1.3%
Other Services	30	5,217	5.6%	18,986	1.6%
Professional Services	63	4,057	4.4%	56,626	4.9%
Real Estate	4	48	0.1%	700	0.1%
Rental	11	719	0.8%	6,784	0.6%
Restaurants - Casual Dining	349	4,875	5.2%	168,126	14.6%
Restaurants - Quick Service	841	3,390	3.6%	100,692	8.7%
Retail - Apparel & Jewelry	14	1,401	1.5%	15,274	1.3%
Retail - Department Stores	13	965	1.0%	8,010	0.7%
Retail - Discount	624	10,118	10.9%	91,337	7.9%
Retail - Electronics & Appliances	23	1,686	1.8%	12,532	1.1%
Retail - Gas & Convenience	128	578	0.7%	28,952	2.5%
Retail - Grocery & Supermarket	86	5,490	5.9%	58,315	5.1%
Retail - Hobby, Books & Music	9	340	0.4%	2,978	0.3%
Retail - Home & Garden	101	7,191	7.7%	51,708	4.5%
Retail - Home Furnishings	39	453	0.5%	7,560	0.6%
Retail - Internet	3	3,048	3.3%	14,159	1.2%
Retail - Medical Services	64	471	0.5%	11,229	1.0%
Retail - Motor Vehicle	166	1,190	1.3%	22,008	1.9%
Retail - Office Supply	4	75	0.1%	1,155	0.1%
Retail - Pet Supply	15	903	1.0%	18,453	1.6%
Retail - Pharmacy	241	3,592	3.9%	82,791	7.2%
Retail - Specialty (Other)	22	561	0.6%	6,155	0.5%
Retail - Sporting Goods	21	1,249	1.3%	14,903	1.3%
Retail - Warehouse Clubs	7	2,631	2.8%	22,699	2.0%
Other	17	252	0.2%	5,918	0.5%
Total	3,390	91,432	98.4%	$1,153,624	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q1 2017 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	146	1,580	1.7%	$23,566	2.0%
Alaska	3	25	—%	777	0.1%
Arizona	76	1,856	2.0%	32,357	2.8%
Arkansas	95	997	1.1%	12,270	1.1%
California	77	3,801	4.1%	50,943	4.4%
Colorado	48	1,734	1.9%	25,506	2.2%
Connecticut	18	89	0.1%	2,453	0.2%
Delaware	11	93	0.1%	1,934	0.2%
Florida	257	4,577	4.9%	65,651	5.7%
Georgia	193	3,860	4.2%	45,302	3.9%
Idaho	17	135	0.2%	3,361	0.3%
Illinois	163	5,190	5.6%	71,223	6.2%
Indiana	135	4,829	5.2%	40,833	3.5%
Iowa	50	1,461	1.6%	13,207	1.1%
Kansas	41	2,134	2.3%	10,088	0.9%
Kentucky	81	2,306	2.5%	24,547	2.1%
Louisiana	96	1,617	1.7%	21,529	1.9%
Maine	25	648	0.7%	8,562	0.8%
Maryland	29	616	0.7%	14,790	1.3%
Massachusetts	39	2,579	2.8%	30,244	2.6%
Michigan	179	2,458	2.6%	35,948	3.1%
Minnesota	53	557	0.6%	8,709	0.8%
Mississippi	76	1,833	2.0%	14,967	1.3%
Missouri	156	1,713	1.8%	23,151	2.0%
Montana	10	123	0.1%	2,040	0.2%
Nebraska	20	466	0.5%	8,708	0.8%
Nevada	28	717	0.8%	8,271	0.7%
New Hampshire	20	254	0.3%	4,429	0.4%
New Jersey	35	1,668	1.8%	36,072	3.1%
New Mexico	48	928	1.0%	12,838	1.1%
New York	82	1,520	1.6%	27,536	2.4%
North Carolina	168	3,655	3.9%	37,911	3.3%
North Dakota	12	201	0.2%	4,277	0.4%
Ohio	279	6,675	7.2%	55,418	4.8%
Oklahoma	79	2,057	2.2%	24,629	2.1%
Oregon	14	300	0.3%	4,912	0.5%
Pennsylvania	159	5,509	5.9%	55,872	4.8%
Rhode Island	14	215	0.2%	3,226	0.3%
South Carolina	117	3,327	3.6%	28,797	2.5%
South Dakota	12	180	0.2%	2,169	0.2%
Tennessee	111	3,386	3.6%	29,484	2.6%
Texas	563	11,175	12.0%	157,388	13.6%
Utah	8	90	0.1%	1,639	0.1%
Vermont	7	23	—%	306	—%
Virginia	103	1,797	1.9%	30,411	2.6%
Washington	23	459	0.5%	9,247	0.8%
West Virginia	38	237	0.3%	5,678	0.5%
See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q1 2017 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Wisconsin	79	1,152	1.2%	16,337	1.4%
Wyoming	8	54	0.1%	1,431	0.1%
Territories
Puerto Rico	3	87	0.1%	2,335	0.2%
Canadian Provinces
Ontario	1	7	—%	345	—%
Total	4,105	92,950	100.0%	$1,153,624	100.0%

Canada and Puerto Rico: 4 Properties, 0.2%
PACIFIC NORTHWEST
75 Properties
1.9%
NORTHEAST
240 Properties
9.8%
MIDWEST
900 Properties
20.3%
MID-ATLANTIC
700 Properties
16.4%
PACIFIC SOUTHWEST
285 Properties
11.4%
SOUTHWEST
833 Properties
18.7%
SOUTHEAST
1,068 Properties
21.3%

Percentages based on Annualized Rental Income.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q1 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
Remaining 2017	87	1,155	1.2%	$17,171	1.5%
2018	204	3,284	3.5%	35,184	3.0%
2019	178	3,206	3.5%	54,472	4.7%
2020	224	4,137	4.5%	44,968	4.0%
2021	195	11,050	11.9%	87,271	7.5%
2022	282	9,654	10.5%	85,117	7.4%
2023	215	5,957	6.3%	72,706	6.2%
2024	177	9,077	9.8%	106,301	9.2%
2025	268	4,234	4.5%	61,096	5.3%
2026	245	8,794	9.4%	85,105	7.4%
Thereafter	1,315	30,884	33.3%	504,233	43.8%
Total	3,390	91,432	98.4%	$1,153,624	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q1 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

Remaining 2017
Retail	40	195	0.2%	$4,292	0.4%
Restaurant	28	123	0.1%	2,333	0.2%
Industrial & distribution	5	391	0.4%	2,030	0.2%
Office	13	446	0.5%	8,501	0.7%
Other (1)	1	—	—%	15	—%
Total Remaining 2017	87	1,155	1.2%	$17,171	1.5%

2018
Retail	103	1,227	1.3%	$17,750	1.5%
Restaurant	83	308	0.3%	7,263	0.6%
Industrial & distribution	11	1,576	1.7%	6,337	0.6%
Office	5	173	0.2%	3,816	0.3%
Other (1)	2	—	—%	18	—%
Total 2018	204	3,284	3.5%	$35,184	3.0%

2019
Retail	88	1,597	1.7%	$19,872	1.7%
Restaurant	73	305	0.3%	7,095	0.6%
Industrial & distribution	3	137	0.2%	1,275	0.1%
Office	14	1,167	1.3%	26,230	2.3%
Other (1)	—	—	—%	—	—%
Total 2019	178	3,206	3.5%	$54,472	4.7%

2020
Retail	101	1,220	1.3%	$15,820	1.4%
Restaurant	103	420	0.5%	8,393	0.7%
Industrial & distribution	8	1,352	1.5%	5,222	0.5%
Office	11	1,145	1.2%	15,532	1.4%
Other (1)	1	—	—%	1	—%
Total 2020	224	4,137	4.5%	$44,968	4.0%

___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q1 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2021
Retail	86	1,431	1.5%	$22,100	1.9%
Restaurant	71	371	0.4%	9,376	0.8%
Industrial & distribution	15	7,498	8.1%	26,513	2.3%
Office	22	1,750	1.9%	29,259	2.5%
Other (1)	1	—	—%	23	—%
Total 2021	195	11,050	11.9%	$87,271	7.5%

2022
Retail	190	2,368	2.6%	$32,318	2.8%
Restaurant	52	263	0.3%	6,836	0.6%
Industrial & distribution	25	5,478	5.9%	19,791	1.7%
Office	13	1,545	1.7%	26,084	2.3%
Other (1)	2	—	—%	88	—%
Total 2022	282	9,654	10.5%	$85,117	7.4%

2023
Retail	145	2,086	2.2%	$28,073	2.4%
Restaurant	47	209	0.2%	5,014	0.4%
Industrial & distribution	14	2,465	2.6%	16,180	1.4%
Office	9	1,197	1.3%	23,439	2.0%
Other (1)	—	—	—%	—	—%
Total 2023	215	5,957	6.3%	$72,706	6.2%

2024
Retail	101	2,213	2.4%	$29,819	2.6%
Restaurant	49	252	0.3%	6,680	0.6%
Industrial & distribution	10	3,374	3.6%	14,271	1.2%
Office	16	3,238	3.5%	55,492	4.8%
Other (1)	1	—	—%	39	—%
Total 2024	177	9,077	9.8%	$106,301	9.2%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q1 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2025
Retail	187	1,809	1.9%	$32,035	2.8%
Restaurant	66	288	0.3%	8,264	0.7%
Industrial & distribution	11	1,662	1.8%	13,433	1.2%
Office	4	475	0.5%	7,364	0.6%
Other (1)	—	—	—%	—	—%
Total 2025	268	4,234	4.5%	$61,096	5.3%

2026
Retail	88	1,962	2.1%	$21,755	1.9%
Restaurant	134	597	0.6%	21,503	1.9%
Industrial & distribution	17	5,498	5.9%	26,561	2.3%
Office	6	737	0.8%	15,286	1.3%
Other (1)	—	—	—%	—	—%
Total 2026	245	8,794	9.4%	$85,105	7.4%

Thereafter
Retail	825	15,906	17.1%	$230,085	19.9%
Restaurant	441	4,997	5.4%	182,999	15.9%
Industrial & distribution	29	8,063	8.7%	53,738	4.8%
Office	18	1,918	2.1%	36,996	3.2%
Other (1)	2	—	—%	415	—%
Total Thereafter	1,315	30,884	33.3%	$504,233	43.8%

Total Remaining Lease Expirations	3,390	91,432	98.4%	$1,153,624	100.0%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q1 2017 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	2,099	60,286	64.9%	$803,201	69.6%
CPI	232	6,850	7.4%	102,997	8.9%
Flat	1,059	24,296	26.1%	247,426	21.5%
Total	3,390	91,432	98.4%	$1,153,624	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q1 2017 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,441	53,731	57.8%	$713,631	61.9%
NN	915	36,278	39.1%	405,517	35.1%
Other (1)	34	1,423	1.5%	34,476	3.0%
Total	3,390	91,432	98.4%	$1,153,624	100.0%
___________________________________

(1)	Includes gross, modified gross and billboard.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q1 2017 SUPPLEMENTAL INFORMATION

Diversification: Property Type (unaudited, square feet and dollars in thousands)

Property Type	Number of Properties (1)	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Retail (1)	2,097	32,154	34.6%	$453,919	39.4%
Restaurant	1,754	8,583	9.2%	265,756	23.0%
Industrial and distribution	150	37,918	40.8%	185,351	16.1%
Office	94	14,295	15.4%	247,999	21.5%
Other (2)	10	—	—%	599	—%
Total	4,105	92,950	100.0%	$1,153,624	100.0%
___________________________________
(1) Includes 10 anchored shopping centers, representing 1.7% of Annualized Rental Income.
(2) Includes billboard, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q1 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Retail (unaudited, percentages based on Annualized Rental Income of the retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	2,097
Rentable Square Feet	32,154
Economic Occupancy Rate	99.6%
Weighted Average Remaining Lease Term	9.6
Investment-Grade Tenants	46.8%
Flat leases	35.4%
NNN leases	66.1%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 40

Q1 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	1,754
Rentable Square Feet	8,583
Economic Occupancy Rate	94.8%
Weighted Average Remaining Lease Term	13.5
Investment-Grade Tenants	2.8%
Flat leases	7.8%
NNN leases	99.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 41

Q1 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial and Distribution (unaudited, percentages based on Annualized Rental Income of the industrial & distribution properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	150
Rentable Square Feet	37,918
Economic Occupancy Rate	98.9%
Weighted Average Remaining Lease Term	8.4
Investment-Grade Tenants	56.6%
Flat leases	22.9%
NNN leases	51.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 42

Q1 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	94
Rentable Square Feet	14,295
Economic Occupancy Rate	96.5%
Weighted Average Remaining Lease Term	6.4
Investment-Grade Tenants	62.4%
Flat leases	9.4%
NNN leases	21.7%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 43

Q1 2017 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

The following table shows certain information regarding the Company's interests in unconsolidated joint ventures as of March 31, 2017:

Joint Venture	Partner	Ownership % (1)	Pro rata Share of Purchase Price	Rentable Square Feet (2)	Annualized Rental Income (2)	Debt (2) (3)	Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000	230	$3,080	$20,400	Home Depot, Best Buy
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	280	3,348	—	Publix, Belk
Total			$50,429	510	6,428	20,400

Company's aggregate interest					$4,553	$10,200
___________________________________

(1)
The Company's ownership interest reflects its legal ownership interest. Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests.

(2)	Represents information for the total unconsolidated joint venture.

(3)	Represents a secured loan with a fixed interest rate of 5.20% and a maturity date of July 2021.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 44

Cole Capital

COLE
CAPITAL®

SIEMENS
Owned By Cole Office & Industrial REIT (CCIT III), Inc.

BJ's
WHOLESALE CLUB
ENTRANCE
Owned by Cole Credit Property Trust IV, Inc.

PHARMACY
PHARMACY
Owned by Cole Credit Property Trust V, Inc.

FREEPORT-McMoRAN
Owned By Cole Office & Industrial REIT (CCIT II), Inc.

THE HOME DEPOT
ENTER
ENTER
Enter
Enter
Owned by Cole Real Estate Income Strategy (Daily NAV), Inc.

www.VEREIT.com

VEREIT®

Quarterly Supplemental Information
First Quarter 2017

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 45

Q1 2017 SUPPLEMENTAL INFORMATION

Statements of Operations - Cole Capital (unaudited, in thousands)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenues:
Offering-related fees and reimbursements	$4,316	$3,683	$9,545	$10,914	$12,391
Transaction service fees and reimbursements	4,097	2,320	3,779	4,476	2,384
Management fees and reimbursements	18,718	18,585	17,745	17,096	16,458
Total Cole Capital revenues	27,131	24,588	31,069	32,486	31,233
Operating Expenses:
Cole Capital reallowed fees and commissions	2,660	2,234	5,897	6,975	8,068
Acquisition-related	—	25	—	14	25
General and administrative	16,588	31,086	17,692	19,393	17,172
Depreciation and amortization	4,855	9,170	7,276	7,109	8,317
Impairment of intangible assets	—	120,931	—	—	—
Total operating expenses	24,103	163,446	30,865	33,491	33,582
Operating income (loss)	3,028	(138,858)	204	(1,005)	(2,349)
Total other income, net	128	157	95	—	494
Income (loss) before taxes	3,156	(138,701)	299	(1,005)	(1,855)
(Provision for) benefit from income taxes	(1,146)	6,490	(59)	2,071	1,309
Net income (loss)	$2,010	$(132,211)	$240	$1,066	$(546)

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 46

Q1 2017 SUPPLEMENTAL INFORMATION

FFO and AFFO - Cole Capital (unaudited, in thousands, except share and per share data)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net income (loss)	$2,010	$(132,211)	$240	$1,066	$(546)
FFO attributable to common stockholders and limited partners	2,010	(132,211)	240	1,066	(546)

Acquisition-related expenses	—	25	—	14	25
Impairment of intangible assets	—	120,931	—	—	—
Amortization of management contracts	4,146	6,240	6,240	6,240	7,451
Deferred tax expense (benefit) (1)	1,649	(9,203)	6,941	(6,417)	(1,457)
Equity-based compensation expense	1,447	2,108	1,387	854	931
Other amortization and non-cash charges	632	2,873	929	751	743
AFFO attributable to common stockholders and limited partners	$9,884	$(9,237)	$15,737	$2,508	$7,147

Weighted-average shares outstanding - basic	973,849,610	973,681,227	943,480,170	904,107,378	903,825,726
Limited Partner OP Units and effect of dilutive securities (2)	24,402,139	24,319,992	25,206,373	27,144,667	26,354,148
Weighted-average shares outstanding - diluted (3)	998,251,749	998,001,219	968,686,543	931,252,045	930,179,874

FFO attributable to common stockholders and limited partners per diluted share	$0.002	$(0.132)	$0.000	$0.001	$(0.001)
AFFO attributable to common stockholders and limited partners per diluted share	$0.010	$(0.009)	$0.016	$0.003	$0.008
___________________________________

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.

(2)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 47

Q1 2017 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - Cole Capital (unaudited, in thousands)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net income (loss)	$2,010	$(132,211)	$240	$1,066	$(546)
Adjustments:
Depreciation and amortization	4,855	9,170	7,276	7,109	8,317
Provision for (benefit from) income taxes	1,146	(6,490)	59	(2,071)	(1,309)
EBITDA	$8,011	$(129,531)	$7,575	$6,104	$6,462
Impairment of intangible assets	—	120,931	—	—	—
Acquisition-related expenses	—	25	—	14	25
Program development costs write-off	—	11,054	845	2,377	—
Other amortization and non-cash charges	(77)	(57)	(107)	(118)	(123)
Normalized EBITDA	$7,934	$2,422	$8,313	$8,377	$6,364

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 48

Q1 2017 SUPPLEMENTAL INFORMATION

Net G&A (unaudited, dollars in thousands)

In its capacity as advisor to the Cole REITs, Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the reimbursements as revenue in the same period. The following table presents the Cole Capital segment revenue and general and administrative expenses, each net of reimbursements from the Cole REITs.

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Cole Capital revenue, net of reallowed fees and commissions	$24,471	$22,354	$25,172	$25,511	$23,165
Less: Expense reimbursements from Cole REITs recorded as revenue	6,387	6,395	7,416	7,342	7,515
Net Cole Capital Revenue	18,084	15,959	17,756	18,169	15,650
Other income	128	157	95	—	494
Net Cole Capital Revenue and other income	$18,212	$16,116	$17,851	$18,169	$16,144

Total consolidated general and administrative expenses	$29,148	$44,353	$29,761	$33,094	$29,400
Less: REI segment general and administrative expenses	12,560	13,267	12,069	13,701	12,228
Cole Capital general and administrative expenses	16,588	31,086	17,692	19,393	17,172
Less:
Expenses reimbursed from Cole REITs	6,387	6,395	7,416	7,342	7,515
Net Cole Capital G&A Expense	10,201	24,691	10,276	12,051	9,657
Expenses incurred recorded as program development costs	905	(8,268)	2,452	973	3,433
Normalized Net Cole Capital G&A Expense	$11,106	$16,423	$12,728	$13,024	$13,090

Normalized EBITDA Margin	43.6%	15.0%	46.6%	46.1%	39.4%
Normalized Net Cole Capital G&A Expense as percent of Net Cole Capital Revenue and other income	61.0%	101.9%	71.3%	71.7%	81.1%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 49

Q1 2017 SUPPLEMENTAL INFORMATION

Program Development Costs (unaudited, in thousands)

Cole Capital pays for organization, registration and offering expenses associated with the sale of common stock of the Cole REITs. The reimbursement of these expenses by the Cole REITs is limited to a certain percentage of the proceeds raised from their offerings, in accordance with their respective advisory agreements and charters. Such expenses paid by the Company on behalf of the Cole REITs in excess of these limits that are expected to be collected as the Cole REITs raise additional funds are recorded as program development costs, which are included in rent and tenant receivables and other assets, net on the balance sheet. The Company assesses the collectability of the program development costs, considering the offering period and historical and forecasted sales of shares under the Cole REITs' respective offerings, and reserves for any balances considered not collectible.
The following table presents a rollforward of the program development costs balance:

	Program Development Costs(1) for the Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Beginning Balance	$3,161	$12,268	$12,115	$13,578	$12,855
Expenses incurred	3,063	4,618	7,010	6,993	6,474
Offering-related reimbursement revenue	(884)	(839)	(2,299)	(2,436)	(2,710)
Reserve for uncollectible amounts and write-offs(2)	(2,158)	(12,886)	(4,558)	(6,020)	(3,041)
Ending Balance	$3,182	$3,161	$12,268	$12,115	$13,578
___________________________________

(1)
Excludes INAV (as defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section), as expenses are recorded as incurred and revenue is recorded when reimbursement is received.

(2)
The Company assesses the collectability of the program development costs and records monthly reserves for the portion that is not expected to be collected. Certain triggering events, such as impairment evaluations of the Cole Capital segment and the closing of a Cole REIT's offering, may result in a write-off of additional program development costs. Reserves for uncollectible amounts and write-offs are recorded as a general and administrative expense in the respective period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 50

Q1 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (unaudited, dollars in thousands)

Program Summary
The following table shows the Cole REITs and other real estate programs' cumulative activity summary information from each respective program's offering commencement date through or as of March 31, 2017:

Program	Capital Raised (1)		DRIP (2)	Number of Investments (3)	Assets Under Management	Debt Outstanding
Open Programs:
Cole Credit Property Trust V, Inc. ("CCPT V")	$331,059		$19,183	118	$514,065	$235,600
Cole Real Estate Income Strategy (Daily NAV), Inc. ("INAV")	385,537		14,434	120	505,148	180,169
Cole Office & Industrial REIT (CCIT III), Inc. ("CCIT III")	6,617	(4)	5	1	32,750	29,025
Total Open Programs	723,213		33,622	239	1,051,963	444,794

Closed Programs:
Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II")	650,973		37,734	37	1,187,636	590,045
Cole Credit Property Trust IV, Inc. ("CCPT IV")	2,915,961		379,159	886	4,909,076	2,333,008
Other Programs (5)	—		—	28	333,209	152,258
Total Closed Programs	3,566,934		416,893	951	6,429,921	3,075,311

Total	$4,290,147		$450,515	1,190	$7,481,884	$3,520,105
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares issued.

(2)	Represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Includes properties owned through consolidated joint ventures.

(4)	Includes a $2.5 million investment made by VEREIT in order for CCIT III to break escrow and commence operations.

(5)	Includes tenant-in-common programs ("TIC"), Delaware statutory trust programs ("DST") and Cole Growth Opportunity Fund I, L.P. ("GOP").

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 51

Q1 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.)

Offering Summary
The following table shows offering summary information for the Cole REITs in offering as of March 31, 2017:

Program	Primary Investment Strategy	Offering Commencement Date	NAV per Share		Offering Price per Share	Annualized Distribution per Share (1)
CCPT V
A Shares	Retail	3/17/2014	$24.00	(2)	$26.37	$1.58	(4)
T Shares	Retail	4/29/2016	$24.00	(2)	$25.26	$1.58	(4)

INAV
W Shares	Diversified	12/6/2011	$18.08	(3)	$18.08	$0.98	(5)
A Shares	Diversified	10/10/2013	$17.91	(3)	$18.61	$0.97	(5)
I Shares	Diversified	11/19/2013	$18.22	(3)	$18.22	$0.98	(5)

CCIT III
A Shares	Office and Industrial	9/22/2016	N/A		$10.00	$0.60	(4)
T Shares	Office and Industrial	9/22/2016	N/A		$9.57	$0.60	(4)
___________________________________

(1)	The annualized distribution does not include the effect of any fees paid monthly in arrears subsequent to the share purchase date.

(2)	Represents the estimated net asset value per share as of December 31, 2016, as determined by CCPT V's board of directors on March 24, 2017.

(3)
The NAV per share for each share class is calculated daily as of the close of business using a process that reflects (i) estimated values of each of INAV's commercial real estate assets, related liabilities and notes receivable secured by real estate provided periodically by INAV's independent valuation expert in individual appraisal reports, (ii) daily updates in the price of liquid assets for which third party market quotes are available, (iii) accruals of INAV's daily distributions and (iv) estimates of daily accruals, on a net basis, of operating revenues and expenses and debt service costs and fees.

(4)	Represents the daily distribution rate at March 31, 2017, annualized.

(5)	Represents the sum of daily distribution rates for each day in the previous twelve months.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 52

Q1 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited)

Fee Summary

The following table shows the summary of the fee information relating to the offering of the Cole REITs as of March 31, 2017.

Program	Selling Commissions (1)	Dealer Manager Fees (2)		Annual Distribution and Stockholder Servicing Fees (2)
CCPT V
A Shares	7%	2%		—
T Shares	3%	2%		1.0%	(3)

INAV
W Shares	—	0.55%	(4)	—
A Shares	up to 3.75%	0.55%	(4)	0.50%	(4)
I Shares	—	0.25%	(4)	—

CCIT III
A Shares	7%	2%		—
T Shares	3%	2%		1.0%	(3)

The following table shows the summary of the fee information relating to transactions and portfolio management for the Cole REITs and other real estate programs as of March 31, 2017.

	Transaction Fees						Management Fees
Program	Acquisition Fees (5)	Disposition Fees	Liquidation Performance Fees		Financing Coordination Fee		Asset Management / Advisory Fees		Performance Fees
Open Programs
CCPT V	2%	1%	15%	(6)	—		0.65% - 0.75%	(8)	—
INAV	—	—	N/A		—		0.90%	(9)	25%	(10)
CCIT III	2%	1%	15%	(6)	1%	(7)	0.65% - 0.75%	(8)	—

Closed Programs
CCIT II	2%	1%	15%	(6)	—		0.65% - 0.75%	(8)	—
CCPT IV	2%	1%	15%	(6)	—		0.65% - 0.75%	(8)	—
Other Programs	Various	Various	—		—		Various		Various
___________________________________

(1)	The Company reallows 100% of selling commissions earned to participating broker-dealers.

(2)	The Company may reallow all or a portion of its dealer manager or distribution and stockholder servicing fee to participating broker-dealers as a marketing and due diligence expense reimbursement.

(3)
Fees are calculated on a daily basis in the amount of 1/365th of 1.0% of the per share NAV of the Class T shares sold in the primary portion of the respective offering. The maximum amount of the distribution and stockholder servicing fee with respect to sales of Class T shares is 4.0% of the gross offering proceeds.

(4)	Fees are calculated on a daily basis in the amount of 1/365th of the amount indicated in the table above for each class of common stock and are paid monthly in arrears.

(5)	Percent taken on gross purchase price.

(6)
Paid only under the following circumstances: (i) if shares are listed on a national securities exchange; (ii) if the respective program is sold or the assets are liquidated; or (iii) upon termination of the advisory agreement. In connection with such events, the performance fee will only be earned upon the return to investors of their net capital invested and a 6% annual cumulative, non-compounded return (8% in the case of CCIT II and CCPT IV).

(7)
Financing coordination fee payable for services in connection with the origination, assumption, or refinancing for any debt (other than loans advanced by the Company) to acquire properties or make other permitted investments.

(8)	Annualized fee based on the average monthly invested assets.

(9)	Annualized fee based on the average daily NAV.

(10)	Paid on the amount by which the total return on stockholders' capital exceeds 6% per annum on a calendar year basis.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 53

Q1 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Program Activity Summary
The following table shows the Cole REITs and other real estate programs' activity summary information for the three months ended March 31, 2017 :

Program	Capital Raised (1)	DRIP (2)	Number of Investments Acquired (3)	Purchase Price of Acquisitions (4)	Number of Investments Sold	Sales Price of Dispositions
Open Programs:
CCPT V	$26,185	$2,415	2	$14,879	—	$—
INAV	36,851	2,154	12	52,457	—	—
CCIT III	3,682	5	—	—	—	—
Total Open Programs	66,718	4,574	14	67,336	—	—

Closed Programs:
CCIT II	—	5,488	3	93,465	—	—
CCPT IV	—	25,905	4	55,386	—	—
Other Programs (5)	—	—	—	—	2	9,090
Total Closed Programs	—	31,393	7	148,851	2	9,090

Total	$66,718	$35,967	21	$216,187	2	$9,090
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares issued.

(2)	Represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Number of investments acquired includes properties owned through consolidated joint ventures.

(4)	Includes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions.

(5)	Includes TIC and DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 54

Q1 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Revenue Summary
The following table shows revenue earned from the Cole REITs and other real estate programs for the three months ended March 31, 2017 by activity type (dollars in thousands):

Program	Offering-Related Fees and Reimbursements		Transaction Service Revenue and Reimbursements	Management Service Revenue and Reimbursements	Total Revenue and Reimbursements
Open Programs:
CCPT V	$2,580		$372	$1,810	$4,762
INAV	1,376		396	1,538	3,310
CCIT III	312		2	22	336
Gross revenue - Open Programs	4,268		770	3,370	8,408
Less:
Reallowed revenues	2,612		—	—	2,612
Reimbursements	886		472	1,543	2,901
Net Cole Capital Revenue - Open Programs	770		298	1,827	2,895

Closed Programs:
CCIT II	48	(1)	1,962	2,941	4,951
CCPT IV	—		1,274	12,080	13,354
Other Programs	—		91	327	418
Gross revenue - Closed Programs	48		3,327	15,348	18,723
Less:
Reallowed revenues	48	(1)	—	—	48
Reimbursements	—		262	3,224	3,486
Net Cole Capital Revenue - Closed Programs	—		3,065	12,124	15,189

Total Net Cole Capital Revenue	$770		$3,363	$13,951	$18,084
___________________________________

(1)	Represents distribution and stockholder servicing fees. The Company reallowed 100% of such fees to participating broker-dealers.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 55

Q1 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

The following tables present the primary revenue drivers and Net Cole Capital Revenue earned by activity type for the Cole REITs and other real estate programs:
Offering-related fees and reimbursements

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Capital raised (excluding DRIP)	$66,718	$67,512	$136,381	$138,655	$144,620

Selling commissions	2,177	1,831	5,008	6,063	7,041
Dealer manager and distribution fees	1,253	1,015	2,237	2,415	2,640
Reimbursement revenue	886	837	2,300	2,436	2,710
Gross offering-related revenue	4,316	3,683	9,545	10,914	12,391
Less:
Reallowed securities commissions	2,177	1,831	5,008	6,063	7,041
Reallowed dealer manager and distribution fees	483	403	889	912	1,027
Reimbursement revenue	886	837	2,300	2,436	2,710
Net offering-related revenue	$770	$612	$1,348	$1,503	$1,613

Transaction service revenue

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Purchase price of acquisitions (1)	$216,187	$173,086	$173,869	$211,178	$102,075

Acquisition fees	3,272	1,460	2,813	3,758	1,702
Disposition fees	91	84	280	62	—
Reimbursement revenue	734	776	686	656	682
Gross transaction service revenue	4,097	2,320	3,779	4,476	2,384
Less: Reimbursement revenue	734	776	686	656	682
Net transaction service revenue	$3,363	$1,544	$3,093	$3,820	$1,702

Management service revenue

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Assets under management	$7,481,884	$7,265,673	$7,131,400	$7,005,695	$6,827,885

Asset and property management and leasing fees	327	325	304	286	285
Advisory and performance fee revenue	13,624	13,478	13,011	12,560	12,050
Reimbursement revenue	4,767	4,782	4,430	4,250	4,123
Gross management service revenue	18,718	18,585	17,745	17,096	16,458
Less: Reimbursement revenue	4,767	4,782	4,430	4,250	4,123
Net management service revenue	$13,951	$13,803	$13,315	$12,846	$12,335

_______________________________________________
(1) Purchase price of acquisitions includes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 56

Q1 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in millions)

The following table shows the capital raised on behalf of programs managed by Cole Capital since 2009:
_______________________________________________
(1) Includes a $2.5 million investment made by VEREIT in order for CCIT III to break escrow and commence operations.
(2) Represents capital raised on behalf of Cole REITs for the three months ended March 31, 2017.

Source: Robert A. Stanger & Co., Inc.; Represents aggregate capital raised, excluding DRIP, on behalf of programs managed by Cole Capital.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 57

Q1 2017 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases on Operating Properties on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and excludes any bad debt allowances and any contingent rent, such as percentage rent. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance.

Assets Under Management represents the Cole REITs and other real estate programs' total gross real estate assets, including net investments in unconsolidated entities, net of gross intangible lease liabilities.

Cash Cap Rate equals the estimated future 12-month Cash NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease, and beginning in 2017, omits the Contract Rental Revenue related to Excluded Properties. The Company believes that Contract Rental Revenue is a useful non-GAAP supplemental measure to investors and analysts for assessing the performance of the Company's REI segment. Therefore, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of the REI segment Contract Rental Revenue for the three months ended March 31, 2017 and 2016 (dollar amounts in thousands):

	Three Months Ended March 31,
	2017	2016
Rental income - as reported	$293,739	$313,971
Direct financing lease income - as reported	433	569
Adjustments:
Straight-line rent	(12,723)	(13,951)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,305	1,296
Net direct financing lease adjustments	621	559
Other non-contract rental revenue	(102)	(39)
Contract Rental Revenue - Excluded Properties	(901)	—
Contract Rental Revenue	$282,372	$302,405

CPI is a lease in which base rent is adjusted based on changes in a consumer price index.
Debt Outstanding and Adjusted Debt Outstanding are non-GAAP measures that represent the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Beginning in 2017, Adjusted Debt Outstanding omits the outstanding principal balance of mortgage notes secured by Excluded Properties. We believe that the presentation of Debt Outstanding and Adjusted Debt Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall liquidity, financial flexibility, capital structure and leverage. Debt Outstanding and Adjusted Debt Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.

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Q1 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

The following table shows a reconciliation of Debt Outstanding and Adjusted Debt Outstanding to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Mortgage notes payable and other debt, net	$2,586,917	$2,671,106	$2,861,210	$2,938,072	$3,029,666
Corporate bonds, net	2,227,307	2,226,224	2,225,157	3,522,297	2,537,699
Convertible debt, net	976,031	973,340	970,691	968,059	965,469
Credit facility, net	497,148	496,578	496,008	1,045,872	1,269,731
Mortgage notes payable associated with assets held for sale	—	—	—	—	—
Total debt - as reported	6,287,403	6,367,248	6,553,066	8,474,300	7,802,565
Adjustments:
Deferred financing costs, net	51,936	55,660	59,467	69,719	57,652
Net premiums	(20,131)	(22,012)	(25,694)	(29,319)	(33,614)
Debt Outstanding	6,319,208	6,400,896	6,586,839	8,514,700	7,826,603
Debt Outstanding - Excluded Properties	(41,820)	—	—	—	—
Adjusted Debt Outstanding	$6,277,388	$6,400,896	$6,586,839	$8,514,700	$7,826,603

Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g. roof, structure, parking lot).

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Normalized EBITDA
Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition-related expenses, merger and other non-routine transactions costs, gains or losses on sale of investments, legal settlements and insurance recoveries not in the ordinary course of business and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, write-off of program development costs, and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Beginning in 2017, Normalized EBITDA omits the Normalized EBITDA impact of Excluded Properties. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful non-GAAP supplemental measure to investors and analysts for assessing the performance of the Company's business segments. Therefore, Normalized EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.
Economic Occupancy Rate equals the sum of square feet leased (including month-to-month agreements) divided by Rentable Square Feet.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.

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Q1 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Excluded Properties are properties owned by the Company for which as of the reporting date, (i) the related mortgage loan is in default, and (ii) management has made a decision to transfer the properties to the lender in connection with settling the mortgage note obligation.
Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash amortization, (ii) secured debt principal amortization and (iii) dividends attributable to preferred shares divided by Normalized EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations.
Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under GAAP.
NAREIT defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. We calculated FFO in accordance with NAREIT's definition described above.
In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition-related expenses, litigation and other non-routine costs, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, above-market lease assets and below-market lease liabilities. Effective January 1, 2017, we determined to omit the impact of the Excluded Properties and related non-recourse mortgage notes from AFFO. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.
GAAP is an abbreviation for generally accepted accounting principles in the United States.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities.
Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange.

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Q1 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Industry is derived from the North American Industry Classification System, NAICS, which is a system used by Federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt. This measure excludes (i) the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP, and (ii)the impact of Excluded Properties and related non-recourse mortgage notes. We believe that the presentation of Interest Expense, excluding non-cash amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Interest Expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (dollar amounts in thousands):

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Interest expense - as reported	$(73,743)	$(74,613)	$(79,869)	$(82,468)	$(80,426)
Less Adjustments:
Amortization of deferred financing and issuance costs	(6,443)	(6,514)	(7,081)	(7,470)	(7,307)
Amortization of net premiums	1,881	2,731	3,723	4,000	4,423
Interest Expense, excluding non-cash amortization - Excluded Properties	(1,058)	—	—	—	—
Interest Expense, excluding non-cash amortization	$(68,123)	$(70,830)	$(76,511)	$(78,998)	$(77,542)
Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations.
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
NAV per share represents the net asset value of the respective share class.
Net Cole Capital G&A Expense
Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, Cole Capital records these costs as general and administrative expenses and the subsequent reimbursements as revenue. We believe Net Cole Capital G&A Expense is a helpful non-GAAP supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP.
Net Cole Capital Revenue
Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, Cole Capital records the reimbursement of these costs as fee and commission revenue and as reimbursement revenue and records the expense in reallowed fees and commissions and general and administrative expenses. We believe Net Cole Capital Revenue is a helpful non-GAAP supplemental measure in determining the effective revenue earned by the Company, eliminating any gross up presentation required by GAAP.

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Q1 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Net Debt is a non-GAAP measure used to show the Company's Adjusted Debt Outstanding, less all cash and cash equivalents. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We believe that the presentation of Net Debt Leverage Ratio provides useful information to investors because our management reviews Net Debt Leverage Ratio as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt to Normalized EBITDA Annualized provides useful information to investors because our management reviews Net Debt to Normalized EBITDA Annualized as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes depreciation and amortization, general and administrative expenses, acquisition-related expenses and litigation and other non-routine costs. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. Beginning in 2017, Cash NOI omits the Cash NOI impact of Excluded Properties. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
The following table shows the calculation of the REI segment NOI and Cash NOI for the periods presented (dollar amounts in thousands):

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Operating income (loss)	$75,808	$86,187	$85,468	$84,628	$(60,804)
Acquisition-related	617	923	90	27	217
Litigation, merger and other non-routine costs, net of insurance recoveries	12,875	1,512	4,630	2,917	(5,175)
General and administrative	12,560	13,267	12,069	13,701	12,228
Depreciation and amortization	178,297	182,190	187,897	190,236	195,991
Impairment of real estate	6,725	6,606	6,872	8,825	160,517
NOI	286,882	290,685	297,026	300,334	302,974
Straight-line rent, net of bad debt expense related to straight-line rent	(12,797)	(13,163)	(12,319)	(15,663)	(13,045)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,305	1,220	1,632	1,248	1,296
Net direct financing lease adjustments	621	544	571	590	559
Cash NOI - Excluded Properties	(780)	—	—	—	—
Cash NOI	$275,231	$279,286	$286,910	$286,509	$291,784
Normalized Cash NOI equals our Cash NOI for our most recently reported quarter and eliminates the Cash NOI for properties acquired or developments completed during the most recently reported quarter and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. Additionally, Normalized Cash NOI eliminates the Cash NOI contributed by properties disposed of during the most recently reported period. It is management's view that Normalized Cash NOI provides investors relevant and useful information because it reflects only the Cash NOI of properties owned as of the most recent reporting period. Normalized Cash NOI should not be considered as an alternative to operating income.

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Q1 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Normalized EBITDA Margin is a measurement of a company's operating profitability. It is equal to Normalized EBITDA divided by Net Cole Capital Revenue and other income. Management believes that Normalized EBITDA Margin is a useful supplemental measure of our operating profitability.
Normalized Net Cole Capital G&A Expense equals Net Cole Capital G&A Expense adjusted for the net change in program development costs. We believe Normalized Net G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP and adjusting to include costs incurred and recorded as program development costs on the balance sheet.
Operating Properties refers to all properties owned by the Company and beginning in 2017, it omits Excluded Properties.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Rentable Square Feet is leasable square feet of Operating Properties.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage.
Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income of Operating Properties.

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